Risks and Uncertainties	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Risk and Uncertainty [Line Items]
Risks and Uncertainties	Risks and Uncertainties
The Plan invests in a combination of investment securities which are exposed to various risks, such as interest rate risk, credit risk and overall market volatility. Due to the level of risk associated with certain investment securities, it is reasonably possible that changes in the fair value of investment securities will occur in the near term and that such changes could materially affect participant account balances and the amounts reported in the Statements of Net Assets Available for Benefits and the Statement of Changes in Net assets Available for Benefits.
Four investments comprised approximately 14%, 12%, 11%, and 10% of investments at fair value as of December 31, 2025. Four investments comprised approximately 14%, 12%, 12% and 10% of investments at fair value as of December 31, 2024.